UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 25, 2018

META FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices) (Zip Code)

(605) 782-1767
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
Effective September 28, 2018, Brent Turner, Executive Vice President and Head of Consumer Lending of Meta Financial Group, Inc. (the “Company”) and MetaBank (the “Bank”), separated from the Company. Mr. Turner’s responsibilities have been assumed by other members of Meta’s senior management.

In connection with Mr. Turner’s separation from the Company, the Bank and Mr. Turner entered into a Separation and Consulting Agreement (the “Agreement”), effective as of September 28, 2018 (the “Separation Date”).  Pursuant to the Agreement, effective as of the Separation Date, the Employment Agreement between the Company and Mr. Turner terminated and, in connection therewith, the Company (1) amended Mr. Turner’s outstanding restricted stock award to provide for continued vesting of unvested shares following the termination of the employment agreement, and (2) agreed that Mr. Turner would be eligible to receive the bonus to which Mr. Turner would have been entitled pursuant to the employment agreement with respect to the Company’s 2018 fiscal year. Under the terms of the Agreement, Mr. Turner will provide consulting services to the Bank for a period of up to two years, for which the Bank has agreed to pay Mr. Turner a monthly consulting fee during the consulting period. Pursuant to the Agreement, Mr. Turner agreed to certain noncompetition and nonsolicitation covenants, as well as providing the Company with a right of first offer for certain business arrangements that the Bank might be interested in pursuing.

On September 25, 2018, the Company issued a press release (the “Press Release”) announcing Mr. Turner’s separation from the Company, effective September 28, 2018.  A copy of the Press Release is furnished herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release of Meta Financial Group, Inc. dated September 25, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

Date: September 25, 2018	By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President, Chief Financial Officer,
and Secretary